UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2010

EMTEC, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

525 Lincoln Drive 5 Greentree Center, Suite 117
Marlton, New Jersey 08054
(Address of principal executive offices)

(856) 552-4204
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2010, the Board of Directors (the “Board”) of Emtec, Inc. (the “Company”) approved, effective as of such date, Amendment No. 1 (“Amendment No. 1”) to the Company’s Amended and Restated Bylaws to (i) reflect the current name of the Company as “Emtec, Inc.” and (ii) reduce the minimum number of directors that the Board may designate to serve on any committee of the Board from three to two.

The foregoing summary of Amendment No. 1 is qualified in its entirety by reference to the text of the Amendment No.1, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1  Amendment No. 1 to the Amended and Restated Bylaws of Emtec, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2010

Emtec, Inc.
(Registrant)

By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Emtec, Inc.